Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked by [****], have been separately filed with the Commission.

                                                                   EXHIBIT 10.29

                                CD ROM AGREEMENT


This CD ROM Agreement (the "Agreement") is by and between N2K, Inc., a company organized under the laws of Pennsylvania, with its principal place of business at 55 Broad Street, 26th Floor, New York, New York 10004 ("Licensee"), and the Netscape entity identified below as a signatory to the Agreement ("Netscape"), effective as of the date of execution by Netscape ("Effective Date").


                                    RECITALS

WHEREAS, Licensee desires to bundle the standard Netscape Navigator Dial Up Kit product for version 3.0 with dial up kit for Macintosh, Windows 3.1 and Windows95 platform; English language, U.S. version; exportable/nonexportable and related documentation ("Software") with Licensee CD ROM products with music content for distribution to Licensee customers ("Licensee Products"); and

WHEREAS, Netscape desires to grant the rights necessary for such distribution;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree to the terms and conditions set forth below:


1. Subject to the terms of this Agreement, Netscape hereby grants to Licensee a worldwide, nonexclusive and nontransferable license to use, reproduce, distribute and bundle with Licensee Products the object code version of the Software for purposes of distribution to Licensee customers. Licensee further agrees to bundle the Software with at least [****] of the units shipped of [****] CD title shipped by Licensee as the parties shall mutually agree to [****] CD title; and use best commercial efforts to bundle the Software with all other Licensee's Products which are shipped during the Term. Notwithstanding the foregoing, Licensee shall not be obligated to bundle the Software with a particular Licensee's Products if (a) Licensee has an agreement precluding such bundling of the Software with a title; (b) N2K has an existing agreement with an [****] to ship the same software as is the subject of this Agreement; and (c) Licensee enters into [****] agreement with a [****] and/or [****] and under the terms of such agreement, Licensee [****] the Software with CD titles which are the subject of such recording agreement. Additionally, Licensee agrees not to (and agrees to obligate its users not to) decompile, reverse engineer or otherwise determine source code for the Software.

2. When the Navigator 4.0 Dial Up Kit becomes commercially available, Licensee may request Netscape to provide the 4.0 Software version for purposes of this Agreement.

3. Licensee agrees to include the coupon/rebate offer to be provided by Netscape for purchase of Netscape retail products in electronic form with Software and Licensee Product for distribution hereunder. The Software shall contain a mechanism which displays the coupon/rebate offer to an end user of the Software the first time the end user uses the browser component of the Software; after the first time the end user uses the browser component of the Software, the browser will access a home page designated by Licensee. Licensee agrees that it will not alter the "user agent" string or the preferences file of the Software, or make any other changes to the Software or Licensee Product, in a manner which prevents the presentation of the coupon/rebate offer the first time an end user uses the browser component of the Software.

4. Licensee agrees to keep accurate records reflecting the number of Licensee Products distributed pursuant to this Agreement, and such records shall be subject to audit by Netscape to ensure compliance with the terms of this Agreement.

5. For each Licensee customer using the Licensee Product that selects and registers with an Internet Service Provider through Netscape's Internet Access Account Server, Netscape agrees to pay Licensee a fee of [****]. After Netscape has received quarterly reports from and has been paid by its Internet Service Provider, Netscape shall generate and provide a quarterly report for Licensee indicating the number of Licensee customers that have registered through the Internet Registration Server. Based on such quarterly reports and the fee structure identified above, Netscape shall pay Licensee net [****] from date of receipt of such quarterly report.

6. The Software subject to this Agreement does not come with support or updates of any kind and is provided to Licensee "As Is" without warranties or conditions of any kind. Netscape expressly disclaims all warranties, including any implied warranties or conditions of merchantability, noninfringement or fitness for a particular purpose.

7. Licensee agrees and shall require its distributors and users to agree to comply fully with all applicable laws, rules and regulations relating to the export of the Software, including but not limited to any regulations of the U.S. Office of Export Administration and other applicable governmental agencies.

8. Licensee agrees that each Licensee Product will include an end user license agreement in electronic form containing terms at least as protective as those contained in Attachment A hereto. In no event will Netscape be liable for any indirect, incidental, special, consequential or direct damages under this Agreement, even if advised of the possibility of such damages and notwithstanding any failure of essential purpose of any limited remedy.

9. Licensee agrees that all trademarks, trade names, copyright or other proprietary notices, legends, symbols or labels appearing on the Software shall be reproduced by Licensee without change. All right, title and interest in and to the Software lies with Netscape and its suppliers.

10. The term of this Agreement shall be for the lesser of (i) 24 months from the Effective Date, or (ii) upon earlier termination as provided for below.

11. Netscape shall have the right to terminate this Agreement and all rights hereunder for Licensee's default if such default is not cured by Licensee within fifteen (15) days of notice.

12. This Agreement shall be governed by the laws of the State of California and any dispute shall be heard by a competent court in the County of Santa Clara in the State of California. This Agreement may not be assigned without Netscape's prior written consent.

13. The terms of this Agreement are confidential and Licensee shall not disclose any portion of the Agreement without Netscape's prior written consent.

14. This Agreement constitutes the entire agreement between the parties concerning the subject matter hereof and supersedes all prior and contemporaneous agreements and communications, whether oral or written, between the parties relating to the subject matter hereof, and all past courses of dealing or industry custom. The terms and conditions hereof shall prevail over any conflicting purchase order or other written instrument submitted by Licensee.

15. This Agreement may be executed in counterparts or by facsimile, each of which shall be deemed an original, and all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by duly authorized representatives of the parties effective as of the Effective Date.



  NETSCAPE COMMUNICATIONS CORPORATION                  LICENSEE
             ("Netscape")

By: /s/ Michael Horner                  By: /s/ Jonathan V. Diamond
    -----------------------------           --------------------------------
            Signature                                  Signature

Name:  Michael Horner                   Name: Jonathan V. Diamond
      ---------------------------             ------------------------------
            Print or Type                              Print or Type

Title: Executive Vice President         Title: Vice Chairman
       of Sales and Marketing                  -----------------------------
      ---------------------------

Date: 9/27/97                           Date: 9/27/97

Address:__________________________________________
__________________________________________________

For Internal Purposes:______________________________________

Netscape Sales Rep:_________________________________________
Telephone Number:

                                  ATTACHMENT A


WARNING! OPENING THIS APPLICATION MEANS YOU AGREE TO THE PROVISIONS BELOW ("CD ROM AGREEMENT"). IF YOU DO NOT AGREE TO THE TERMS OF THIS AGREEMENT, PROMPTLY RETURN THIS PACKAGE UNOPENED UPON RECEIPT BY YOU.

Use of this CD ROM ("CD ROM") is granted by Licensee and its suppliers ("Licensors") as to all contents and the browser interface, only to a single user at a time ("User") directly accessing the CD ROM (and not for use other than in conjunction with this CD ROM), and only on a single operating system at a time, for informational noncommercial purposes; provided User may print from the CD ROM whole or partial copies of documents, subject to retention of all related intellectual and proprietary rights by Licensors. User shall not decompile, reverse engineer or otherwise attempt to determine the source code. No assignment is permitted without the Licensors' prior written consent; California, USA, law applies, without regard to conflict of laws principles; the prevailing party in any suit hereunder is entitled to cost, expenses, attorney fees; this is the entire agreement between Licensors and you relating to this subject matter, superseding all other oral or written agreements; the term hereof is until the earlier of (1) expiration of related intellectual and/or proprietary rights, or (2) prior written notice to you from either of Licensors of your breach. Licensors' trademarks or other indicia of ownership referenced in the CD ROM are as catalogued therein; all others are the property of their respective owners.

THIS CD ROM IS PROVIDED "AS IS" WITH NO WARRANTIES OR CONDITIONS OF ANY KIND, INCLUDING WITHOUT LIMITATION THAT IT: (1) IS ERROR FREE; (2) DOES NOT INFRINGE ON ANY THIRD PARTY INTELLECTUAL OR PROPRIETARY RIGHTS; (3) DOES NOT CONTAIN ANY ELEMENT DESIGNED TO MALICIOUSLY DISTURB OTHER TECHNOLOGY; OR (4) DOES NOT INFRINGE ANY RIGHT OF PUBLICITY OR PRIVACY. LICENSORS ARE NOT LIABLE FOR ANY DAMAGES INCLUDING ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES RELATED HERETO, HOWEVER CAUSED, OR ON ANY THEORY OF LIABILITY INCLUDING WITHOUT LIMITATION CONTRACT, STRICT LIABILITY OR NEGLIGENCE OR OTHER TORT, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. SOME JURISDICTIONS DO NOT ALLOW EXCLUSION OF OR LIMITATION ON IMPLIED CONDITIONS, WARRANTIES OR DAMAGES, SO SOME OR ALL OF THE FOREGOING MAY NOT APPLY TO YOU.

HIGH RISK ACTIVITIES. The CD-ROM is not fault-tolerant and is not designed, manufactured or intended for use or resale as on-line control equipment in hazardous environments requiring fail-safe performance, such as in the operation of nuclear facilities, aircraft navigation or communication systems, air traffic control, direct life support machines, or weapons systems, in which the failure of the CD-ROM could lead directly to death, personal injury, or severe physical or environmental damage ("High Risk Activities"). Accordingly, Licensors specifically disclaim any express or implied warranty of fitness for High Risk Activities.


                                       6